Exhibit 99.1

Goldman Sachs BDC, Inc. Schedules Earnings Release and Conference Call to Announce Third Quarter 2021 Results

NEW YORK— (BUSINESS WIRE) — October 6, 2021 — Goldman Sachs BDC, Inc. (“GS BDC”) (NYSE: GSBD) announced today that it will report its third quarter ended September 30, 2021 financial results after the market closes on Thursday, November 4, 2021. GS BDC will also host an earnings conference call on Friday, November 5, 2021 at 9:00 am Eastern Time to discuss its financial results.

All interested parties are invited to participate via telephone or the audio webcast, which will be hosted on the Investor Resources section of GS BDC’s website at www.goldmansachsbdc.com.

Conference Call Information:

Domestic: (866) 884-8289

International: +1 (631) 485-4531

Conference ID: 9062826

All participants are asked to dial in approximately 10-15 minutes prior to the call, and reference “Goldman Sachs BDC, Inc.” when prompted.

Replay Information:

An archived replay of the call will be available from approximately 12:00 pm Eastern Time on November 5 through December 5. To hear the replay, please find dial-in numbers listed below. An archived replay will also be available on our webcast link located on the Investor Resources section of our website.

Domestic: (855) 859-2056

International: +1 (404) 537-3406

Conference ID: 9062826

Please direct any questions regarding obtaining access to the conference call to Goldman Sachs BDC, Inc. Investor Relations, via e-mail, at gsbdc-investor-relations@gs.com.

ABOUT GOLDMAN SACHS BDC, INC.

Goldman Sachs BDC, Inc. is a specialty finance company that has elected to be regulated as a business development company under the Investment Company Act of 1940. GS BDC was formed by The Goldman Sachs Group, Inc. (“Goldman Sachs”) to invest primarily in middle-market companies in the United States, and is externally managed by Goldman Sachs Asset Management, L.P., an SEC-registered investment adviser and a wholly-owned subsidiary of Goldman Sachs. GS BDC seeks to generate current income and, to a lesser extent, capital appreciation primarily through direct originations of secured debt, including first lien, first lien/last-out unitranche and second lien debt, and unsecured debt, including mezzanine debt, as well as through select equity investments. For more information, visit www.goldmansachsbdc.com. Information on the website is not incorporated by reference into this press release and is provided merely for convenience.

FORWARD-LOOKING STATEMENTS

This press release may contain forward-looking statements that involve substantial risks and uncertainties. You can identify these statements by the use of forward-looking terminology such as “may,” “will,” “should,” “expect,” “anticipate,” “project,” “target,” “estimate,” “intend,” “continue,” or “believe” or the negatives thereof or other variations thereon or comparable terminology. You should read statements that contain these words carefully because they discuss our plans, strategies, prospects and expectations concerning our business, operating results, financial condition and other similar matters. These statements represent the Company’s belief regarding future events that, by their nature, are uncertain and outside of the Company’s control. There are likely to be events in the future, however, that we are not able to predict accurately or control. Any forward-looking statement made by us in this press release speaks only as of the date on which we make it. Factors or events that could cause our actual results to differ, possibly materially from our expectations, include, but are not limited to, the risks, uncertainties and other factors we identify in the sections entitled “Risk Factors” and “Cautionary Statement Regarding Forward-Looking Statements” in filings we make with the Securities and Exchange Commission, and it is not possible for us to predict or identify all of them. We undertake no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Goldman Sachs BDC, Inc.

Investor Contact: Itai Baron, 212-855-9892

Media Contact: Avery Reed, 212-902-5400

Source: Goldman Sachs BDC, Inc.